                                                                   Exhibit 99.2

                          MAYA 1 SUBMARINE CABLE SYSTEM

                          SUPPLEMENTARY AGREEMENT NO. 3

                  TO THE CONSTRUCTION AND MAINTENANCE AGREEMENT

THIS AGREEMENT (hereinafter referred to as "Supplementary Agreement No. 3"), is made between and among the Parties signatory hereto (hereinafter collectively called "the Parties"), which parties are identified in Schedule A.

                                   WITNESSETH

WHEREAS, an Agreement was entered into effective September 17,1998; amended by Amendatory Agreement No. 1 effective January 16, 1999; and supplemented by Supplementary Agreement No. 1 effective October 4, 1999, and Supplementary Agreement No 2 effective January 31, 2000 (hereinafter collectively referred to as the "MAYA-1 Cable System C&MA") to engineer, provide, construct, operate, maintain and restore the MAYA 1 Cable System, and;

WHEREAS, the parties identified in Schedule A hereto (hereinafter referred to as the "Additional Parties") each desire to become a Party to the MAYA 1 Cable System C&MA, and acquire an assignment of Minimum Investment Units (MIUs) as shown in replacement Schedules C and D attached hereto, and

WHEREAS, in accordance with subparagraph 31.5 of the MAYA- I Cable System C&MA and Paragraph 6 of the Amendatory Agreement No. 1, the General Committee has agreed to admit Additional Parties as Parties to the MAYA 1 Cable System C&MA commensurate with the requirements of the Additional Parties and other Parties to the MAYA 1 Cable System C&MA, and;

WHEREAS, in accordance with subparagraph 31.2 of the MAYA-1 Cable System C&MA, the Parties agreed that the provisions of the C&MA may be amended by unanimous consent of all the Parties to the Agreement through a Supplementary Agreement, and;

WHEREAS, certain existing Parties desire to transfer their ownership of Ring-MIUs in the MAYA- 1 Cable System and as a result, make changes to their voting interest, ownership interests and capital, operating and maintenance cost in the MAYA-1 Cable System and to reflect such changes in substitute Schedules A, B, C and d of the MAYA-1 C&MA.

NOW, THEREFORE, the parties hereto agree with each other as follows:

1. The identification of the Parties, the ownership and voting interests, the allocation of, capital operations and maintenance costs and the assignment of the MAYA 1 Cable system are revised in accordance with Schedules C and D attached hereto. As of the effective date of this Supplementary Agreement No. 3, Schedules C and D hereto shall replace the previous Schedules C and D of the MAYA 1 Cable System C&MA.

2.  The Additional Parties hereby:

     a) Agree to accept and abide by the terms and conditions, including those limits contained in the Schedules of the MAYA-1 Cable System C&MA, which are incorporated by reference and made part hereof;

     b) Agree to assume responsibility to pay its proportionate share in accordance with Schedule C amended of costs or capital costs already incurred under the MAYA- I Cable System C&MA, including any and all financial charges, prior to becoming a Party thereto; and

     c) Agree to accept and abide by all decisions already taken in relation to the MAYA-1 Cable System C&MA prior to its becoming a party thereto.

3. Upon execution of this Supplementary Agreement No. 3, the Additional Parties are hereby admitted as signatories to the MAYA-1 Cable System C&MA and deemed to be Parties thereto.

4. The assigned capacity of the MAYA-1 Cable System is hereby revised as in schedules C and D of this Supplementary Agreement No. 3.

5. The CBP shall bill the Additional Parties and the existing Parties acquiring capacity for their proportional shares, as specified in Schedule D of this Supplementary Agreement No. 3. These and subsequent bills shall be calculated, rendered and paid in accordance with the MAYA 1 Cable System C&MA and any applicable decisions of the General Committee.

6. Concert LTD. in accordance with provisions in Paragraph 25 of the MAYA- I C&MA, is the successor in interest to AT&T Corp. in the following proportion:
378 ring MIUs. Concert USA in accordance with provisions in Paragraph 25 of the MAYA-1 C&MA, is the successor in interest to TOCI. Concert LTD.'s and Concert USA's full corporate names and addresses are shown in substitute schedule A attached hereto.

In accordance with subparagraph 31.1 of the MAYA-1 Cable System C&MA, this Supplementary Agreement No. 3 shall be executed in two identical counterparts, one in English and one in Spanish- Cable & Wireless (CI) Ltd. shall be the custodian of the English counterpart and ICE shall be the custodian of the Spanish counterpart and each of the others Parties shall be provided with a certified copy hereof.

In accordance with sub paragraph 31.2 of the MAYA-1 Cable System C&MA, this Supplementary Agreement No. 3 shall be signed by the Additional Parties, Global Crossing USA, Inc. and SunGlobe Fiber Systems Corporation; Concert LTD. and Concert USA; the current GC Chairperson, ICE; and by the General Committee Coordinator, Hondutel, on behalf of all the Parties as agreed by the General Committee.

Except as provided in this Supplementary Agreement No. 3 all other items and conditions shall remain unchanged in the MAYA- I C&MA, as previously amended.

This Supplementary Agreement No. 3 shall be effective as of the 6th day of June 2000.

TESTIMONIUM

In WITNESS WHEREOF, the Parties hereto have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their respective officers thereunto duly authorized.

                                              GLOBAL CROSSING USA, Inc.


                                              BY
                                                -------------------------------

                                              SUNGLOBE FIBER SYSTEMS
                                              CORPORATION


                                              BY
                                                -------------------------------


                                              AT&T

                                              BY
                                                -------------------------------


                                              HONDUTEL

                                              BY
                                                -------------------------------

Schedule A

GLOBAL CROSSING USA, Inc. a company organized and existing under the laws of the state of Florida, USA, commonly known as Global Crossing and having an office at 5201 Blue Lagoon Drive, Penthouse, Miami, Florida 33126 USA (hereinafter called "Global Crossing", which expression shall include its successors)

SUNGLOBE FIBER SYSTEMS CORPORATION a company organized and existing under the laws of the state of Florida, USA, commonly known as SunGlobe and having an office at 1550 Sawgrass Corporate Parkway, Suite 370, Sunrise, Florida 33323 USA (hereinafter called "SunGlobe", which expression shall include its successors).

Concert Global Network Services, Ltd., a corporation organized and existing under the laws of Bermuda and having an office at Swan Building, 2nd Floor, 26 Victoria Street, Hamilton, Bermuda HM12 (hereinafter called "Concert Ltd.", which expression shall include its successors).

Expresa Hondurena de Telecommunicaiones, a company organized and existing under the laws of Honduras, commonly known as HONDUTEL and domiciled at Colonia Los Almendros, Boulevard Morazan, P.O. BOX 1797, Tegucigalpa, Honduras, C.A.

                                                                                                  SCHEDULE B
                        MAYA-1 CABLE SYSTEM OWNERSHIP OF                                        JUNE 6, 2000
                         SEGMENT S AND VOTING INTEREST                                          REVISION 7.1

------------------------------------------ ---------------------
CARRIER PARTY                                    RING-MIU
------------------------------------------ ---------------------
ALESTRA                                                0.24075%
BSI                                                    2.64823%
C&W GN                                                12.20797%
C&W PANAMA                                             0.04815%
CANTV                                                 0.144445%
CODETEL                                               0.144445%
CONCERT LTD.                                          14.53829%
CTC MUNDO                                              0.04815%
CTE ANTEL                                              0.96299%
EMBRATEL                                               0.28890%
ENITEL                                                 0.38520%
ENTEL CHILE                                            0.67410%
ETB                                                    5.13751%
FRANCE TELECOM                                         0.04815%
GLOBAL CROSSING                                        0.04815%
GLOBAL ONE COLUMBIA                                    9.68736%         These figures represent the weighted average
GLOBAL ONE EL SALVADOR                                 0.04815%         of each Party's percentages in the total
GLOBAL ONE GUATEMALA                                   0.04815%         amount of the supply contact only.
HONDUTEL                                               5.44421%
ICE                                                    5.13751%
MCI                                                    7.54732%
ORBITEL                                                3.01031%
PROTEL                                                 0.14445%         Segment S Investment
RADIOGRAFICA COST                                      2.16674%
RSL COMMUNICATIONS                                     1.01114%         - Ring-MIU                      $167,819,000.00
SPRINT                                                 7.22941%
STAR TELECOM                                           0.24075%         The investment level of each Party is
SUNGLOBE FIBER SYSTEMS                                 0.67410%         determined by applying the incentive pricing
SWISSCOM                                               0.19260%         plan amounts to each Party's requested
TELECOM COLOMBIA                                       5.13751%         capacity.  Volume discount recognition is
TELECOM ITALIA                                         0.24075%         given for incremental capacity requested above
TELEFONICA                                             0.19260%         the level of the first STM-1.
TELEFONICA DEL PERU                                    2.02229%         Volume discounts for multiple STM-1 requests
TELEFONICA DEL SALVADOR                                0.48150%         Are applied as follows:
TELEGLOBE                                              7.54732%         $6000 (per Ring MIU) for the second STM-1,
TELINTAR (UOS)                                         0.04815%         $9000 (per Ring MIU) for the third STM-1 and
TELMEX                                                 3.50817%         $12000 (per Ring MIU) for the fourth or greater
TRICOM                                                 0.09630%         STM-1
ULTRACOM                                               0.09630%
WORLDEXCHANGE                                          0.48150%
------------------------------------------ ---------------------
Total Subscribed in RING MIUs                              100%
------------------------------------------ ---------------------

For purposes of this Agreement, Concert USA shall own and be responsible for the percentage of capital, operations and maintenance costs listed against Concert LTD, for that portion of Segment S of the MAYA-1 Cable System within Mexico, Cayman Islands, Honduras, Costa Rica, Panama, and Colombia and that portion of the territorial waters through which the cable traverses. Concert LTD. shall own and be responsible for the capital, operating and maintenance costs of the remainder of the percentage of Segment S.

                               MAYA-1 CABLE SYSTEM
        ALLOCATION OF CAPITAL, OPERATING AND MAINTENANCE COSTS OF SEGMENT-
                     ALLOCATION OF COSTS OF SEGMENT T1 TO T7
                         SYSTEM INTERFACE LEVEL AND HIGHER                        SCHEDULE C
                               (COST SHARING PERCENTS)                          JUNE 6, 2000

------------------------------------------ ---------------------
CARRIER PARTY                                    RING-MIU
------------------------------------------ ---------------------
ALESTRA                                                0.24075%
BSI                                                    2.64823%
C&W GN                                                12.20797%
C&W PANAMA                                             0.04815%
CANTV                                                 0.144445%
CODETEL                                               0.144445%
CONCERT LTD.                                          14.53829%
CTC MUNDO                                              0.04815%
CTE ANTEL                                              0.96299%
EMBRATEL                                               0.28890%
ENITEL                                                 0.38520%
ENTEL CHILE                                            0.67410%
ETB                                                    5.13751%
FRANCE TELECOM                                         0.04815%
GLOBAL CROSSING                                        0.04815%
GLOBAL ONE COLUMBIA                                    9.68736%
GLOBAL ONE EL SALVADOR                                 0.04815%
GLOBAL ONE GUATEMALA                                   0.04815%
HONDUTEL                                               5.44421%
ICE                                                    5.13751%
MCI                                                    7.54732%
ORBITEL                                                3.01031%
PROTEL                                                 0.14445%
RADIOGRAFICA COST                                      2.16674%
RSL COMMUNICATIONS                                     1.01114%
SPRINT                                                 7.22941%
STAR TELECOM                                           0.24075%
SUNGLOBE FIBER SYSTEMS                                 0.67410%
SWISSCOM                                               0.19260%
TELECOM COLOMBIA                                       5.13751%
TELECOM ITALIA                                         0.24075%
TELEFONICA                                             0.19260%
TELEFONICA DEL PERU                                    2.02229%
TELEFONICA DEL SALVADOR                                0.48150%
TELEGLOBE                                              7.54732%
TELINTAR (UOS)                                         0.04815%
TELMEX                                                 3.50817%
TRICOM                                                 0.09630%
ULTRACOM                                               0.09630%
WORLDEXCHANGE                                          0.48150%
------------------------------------------ ---------------------
Total Subscribed in RING MIUs                       100.000000%
------------------------------------------ ---------------------

These figures represent each Party Percentage in the total assigned quantities as obtained from Schedule B. The percentages are not rounded.

                               MAYA-1 CABLE SYSTEM                                SCHEDULE D
                            RING MIU QUANTITIES ASSIGNED                        JUNE 6, 2000
                                 TO THE PARTIES                                 REVISION 7.1

-------------------------------- -------------------- --------------------
      CARRIER PARTY               CAPACITY REQUESTED   CAPACITY RING MIUS
-------------------------------- -------------------- --------------------
ALESTRA                                            5                   5
BSI                                               55                  63
C&W GN                                           275                 315
C&W PANAMA                                         1                   1
CANTV                                              3                   3
CODETEL                                            3                   3
CONCERT LTD.                                     330                 378
CTC MUNDO                                          1                   1
CTE ANTEL                                         20                  21
EMBRATEL                                           6                   6
ENITEL                                             8                   8
ENTEL CHILE                                       14                  14
ETB                                              110                 126
FRANCE TELECOM                                     1                   1
GLOBAL CROSSING                                    1                   1
GLOBAL ONE COLUMBIA                              221                 253
GLOBAL ONE EL SALVADOR                             1                   1
GLOBAL ONE GUATEMALA                               1                   1
HONDUTEL                                         117                 133
ICE                                              110                 126
MCI                                              165                 189
ORBITEL                                           63                  71
PROTEL                                             3                   3
RADIOGRAFICA COST                                 45                  48
RSL COMMUNICATIONS                                21                  22
SPRINT                                           165                 189
STAR TELECOM                                       5                   5
SUNGLOBE FIBER SYSTEMS                            14                  14
SWISSCOM                                           4                   4
TELECOM COLOMBIA                                 110                 126
TELECOM ITALIA                                     5                   5
TELEFONICA                                         4                   4
TELEFONICA DEL PERU                               42                  45
TELEFONICA DEL SALVADOR                           10                  10
TELEGLOBE                                        165                 189
TELINTAR (UOS)                                     1                   1
TELMEX                                            74                  82
TRICOM                                             2                   2
ULTRACOM                                           2                   2
WORLDEXCHANGE                                     10                  10
--------------------------------- ------------------- -------------------
Total Subscribed in RING MIUs                   2193                2481
--------------------------------- ------------------- -------------------

One RING-MIU is a nominal 2.0 Mbps bearer in a ring configuration.